MINRAD INC.

                                                                                            November 14, 2005

Mr. John McNierney
c/o Minrad Inc.
847 Main Street
Buffalo, New York 14203

Dear John:

                Reference is made to the Employment Agreement between you and Minrad, dated on or about March 29, 2004 (the "Employment Agreement").

                This letter will confirm our mutual agreement to extend the term of the Employment Agreement until December 31, 2006. If this is correct, please so confirm in the space provided below.

                                                                                      Very truly yours,
                                                                                      MINRAD INC.

                                                                                      By:  /s/ William H. Burns, Jr.
                                                                                             William H. Burns, Jr., Chairman

AGREED TO AND CONFIRMED

/s/ John McNierney
                John McNierney